Exhibit 10.1

EXECUTION COPY

AMENDMENT

TO EMPLOYMENT AGREEMENT

This Amendment (the “Amendment”) to the Employment Agreement, dated as of May 5, 2009 (the “Agreement”), by and between HCC Insurance Holdings, Inc., a Delaware corporation (“HCC”), and John N. Molbeck, Jr. (“Executive”) is made and entered into as of May 15, 2012.  HCC and Executive are sometimes collectively referred to herein as the “Parties” and individually as a “Party”. All capitalized terms, not otherwise defined herein, shall have the meaning ascribed to such term in the Agreement.

RECITALS

WHEREAS, the Parties set forth the terms and conditions of Executive’s employment with HCC in the Agreement; and

WHEREAS, the Parties now desire to amend the Agreement to delete certain provisions relating to Section 409A of the Internal Revenue Code of 1986, as amended.

NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, HCC and Executive hereby agree as follows:

AGREEMENT

1.                                      Effective as of May 15, 2012, Section 19(d) of the Agreement shall be deleted in its entirety.

2.                                      The provisions of Section 1 of this Amendment are hereby incorporated into and made part of the Agreement as if fully set forth therein.

3.                                      Except as expressly provided herein, all other terms and conditions of the Agreement shall remain unchanged, and as expressly amended hereby, the Agreement is ratified and confirmed in all respects and shall remain in full force and effect.

4.                                      This Amendment shall be governed by and construed in accordance with the laws of the State of Texas.

[Signature Page Follows]

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date set forth below.

EXECUTIVE:		HCC:

HCC Insurance Holdings, Inc.

/s/ John N. Molbeck, Jr.		By:	/s/ Christopher J.B. Williams
John N. Molbeck, Jr.			Christopher J.B. Williams
Date:	May 15, 2012		President
		Date:	May 15, 2012

Signature Page – Amendment to Employment Agreement